UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Floating Rate Income Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2016

Date of reporting period: 02/29/2016

Item 1 –	Report to Stockholders

FEBRUARY 29, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Floating Rate Income Portfolio	of BlackRock Funds II

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. With U.S. growth outpacing the global economic recovery while inflationary pressures remained low, investors spent most of 2015 anticipating the curtailment of the Federal Reserve’s near-zero interest rate policy, which ultimately came in December. In contrast, the European Central Bank and the Bank of Japan took measures to stimulate growth. In this environment, the U.S. dollar strengthened considerably, causing profit challenges for U.S. exporters and high levels of volatility in emerging market currencies and commodities.

Global market volatility increased in the latter part of 2015 and continued into early 2016. Oil prices collapsed in mid-2015 due to excess supply, and remained precarious while the world’s largest oil producers sought to negotiate a deal. Developing countries, many of which rely heavily on oil exports to sustain their economies, were particularly affected by falling oil prices. Meanwhile, China, one of the world’s largest oil consumers, exhibited further signs of slowing economic growth. This, combined with a depreciating yuan and declining confidence in the country’s policymakers, stoked worries about the potential impact of China’s weakness on the broader global economy.

Toward the end of the period, volatility abated as investors were relieved to find that conditions were not as bad as previously feared. While the recent selloff in risk assets has resulted in more reasonable valuations and some appealing entry points, investors continue to face mixed economic data and uncertainty relating to oil prices, corporate earnings and an unusual U.S. presidential election season.

For the 12-month period, higher quality assets such as U.S. Treasuries, municipal bonds and investment grade corporate bonds generated positive returns, while risk assets such as equities and high yield bonds broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 29, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(0.92)%	(6.19)%
U.S. small cap equities (Russell 2000® Index)	(10.16)	(14.97)
International equities (MSCI Europe, Australasia, Far East Index)	(9.48)	(15.18)
Emerging market equities (MSCI Emerging Markets Index)	(8.85)	(23.41)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.06	0.08
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	5.01	4.11
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.20	1.50
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.56	3.78
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(5.57)	(8.26)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of February 29, 2016

Investment Objective

BlackRock Floating Rate Income Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended February 29, 2016, the Fund outperformed the benchmark S&P®/LSTA Leveraged Loan Index.

What factors influenced performance?

•

Credit markets including bank loans were in negative territory during the period, driven in large part by a continued decline in commodity prices. Energy prices were the hardest hit as crude oil slid for a period to below $30 a barrel. In this vein, the Fund’s underweight position in energy, particularly with respect to the oil field services segment, was a leading contributor to outperformance versus the benchmark. An underweight position to metals & mining and selection within health care contributed positively as well.

•	Exposure to collateralized loan obligations (“CLOs”) and high yield bonds detracted from relative performance.

•	The Fund had a slightly elevated cash position at times during the period, with no material impact on performance.

Describe recent portfolio activity.

•	During the period, the Fund maintained its overall focus on the higher quality segments of the loan market in terms of loan structure, liquidity and general credit quality. The Fund concentrated its investments in strong companies with stable cash flows and high quality collateral, with the ability to meet interest obligations and ultimately return principal. In the face of technical challenges and lighter supply for the bank loan market, the Fund continued to be selective in terms of the transactions it accepts. From a sector standpoint, the Fund added to the technology and health care sectors, while trimming exposure in the pharmaceuticals and lodging sectors. The Fund also reduced its exposure to CLOs and high yield bonds during the period.

Describe portfolio positioning at period end.

•

At period end, the Fund held a majority of its assets in floating rate bank loans, with other notable allocations to CLOs and high yield bonds. The Fund maintained its highest concentration in higher coupon B-rated loans of select issuers while limiting exposure to low coupon BB-rated loans. Additionally, the Fund held a reduced position in CCC-rated loans, while also avoiding the more volatile segments of that universe, such as oil field services, metals & mining and media companies. Leading individual positions included Level 3 Communications, Inc. (wirelines), Altice NV (cable & satellite), and SS&C Technologies, Inc. (technology).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Floating Rate Loan Interests	95%
Asset-Backed Securities	3
Corporate Bonds	2

[1]	Total investments exclude short-term securities.

Credit Quality Allocations[1]	Percent of Total Investments[2]
BBB/Baa	9%
BB/Ba	47
B	37
CCC/Caa	4
N/R3	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude short-term securities.

[3]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as instruments rated AAA/Aaa.

4	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the Fund to achieve a floating rate of income.

[3]

An unmanaged composite index that tracks returns in the leveraged loan market, capturing a broad cross-section of the U.S. leveraged loan market — including dollar-denominated and U.S.-syndicated loans to overseas issuers.

Performance Summary for the Period Ended February 29, 2016

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.10%	5.09%	(2.54)%	(1.59)%	N/A	3.17%	N/A	3.36%	N/A
Investor A	4.65	4.64	(2.70)	(1.89)	(4.34)%	2.84	2.32%	3.07	2.81%
Investor C	4.06	4.05	(2.95)	(2.60)	(3.54)	2.09	2.09	2.31	2.31
Investor C1	4.32	4.31	(2.91)	(2.35)	N/A	2.36	N/A	2.57	N/A
S&P®/LSTA Leveraged Loan Index	—	—	(3.88)	(3.54)	N/A	2.67	N/A	4.05	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During the Period[5]	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$974.60	$3.29	$1,000.00	$1,021.53	$3.37	0.67%
Investor A	$1,000.00	$973.00	$4.95	$1,000.00	$1,019.84	$5.07	1.01%
Investor C	$1,000.00	$970.50	$8.38	$1,000.00	$1,016.36	$8.57	1.71%
Investor C1	$1,000.00	$970.90	$7.11	$1,000.00	$1,017.65	$7.27	1.45%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016	5

About Fund Performance

The Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. (the “Predecessor Fund”) in a reorganization on March 21, 2011. The Predecessor Fund’s performance and financial history have been adopted by the Fund and are used going forward from the date of reorganization.

•

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 21, 2011, Institutional Shares’ performance results are those of the Predecessor Fund restated to reflect Institutional Shares’ fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and a service fee of 0.25% per year (but no distribution fee). Prior to March 21, 2011, Investor A Shares’ performance results are those of the Predecessor Fund restated to reflect Investor A Shares’ fees. Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C and Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. However, Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization and will not be subject to CDSCs upon the sale of shares of the Fund received in the reorganization and shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, Investor C and Investor C1 Shares are subject to a distribution fee of 0.75% and 0.50% per year, respectively, and a service fee of 0.25% and 0.25% per year, respectively. Prior to March 21, 2011, Investor C and Investor C1 Shares’ performance results are those of the Predecessor Fund restated to reflect Investor C and Investor C1 Shares’ fees, respectively.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on September 1, 2015 and held through February 29, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016	7

Schedule of Investments February 29, 2016 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)(b)		Par (000)	Value
ACAS CLO Ltd., Series 2015-1A, Class D, 4.27%, 4/18/27	USD	970	$796,913
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 4.27%, 4/15/24		650	558,449
ALM V Ltd., Series 2012-5A, Class BR, 3.62%, 10/18/27		630	609,336
ALM VII R-2 Ltd., Series 2013-7R2A, Class C, 4.07%, 4/24/24		750	709,106
ALM VIII Ltd., Series 2013-8A, Class C, 3.82%, 1/20/26		3,000	2,489,960
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class B, 3.52%, 7/15/27		4,490	4,289,746
AMMC CLO 15 Ltd., Series 2014-15A, Class D, 4.68%, 12/09/26		1,400	1,298,500
Anchorage Capital CLO 6 Ltd.:
Series 2015-6A, Class D, 4.02%, 4/15/27		1,250	1,098,250
Series 2015-6A, Class E1, 5.52%, 4/15/27		1,000	746,500
Apidos CLO XII, Series 2013-12A, Class D, 3.67%, 4/15/25		1,000	809,047
Apidos CLO XXI, Series 2015-21A, Class C, 4.17%, 7/18/27		750	638,475
ARES CLO Ltd., Series 2012-2A, Class DR, 4.32%, 10/12/23		1,000	915,000
ARES XXXII CLO Ltd., Series 2014-32A, Class C, 4.82%, 11/15/25		1,000	850,786
ARES XXXVII CLO Ltd., Series 2015-4A, Class C, 4.58%, 10/15/26		1,300	1,137,500
Atlas Senior Loan Fund Ltd., Series 2012-1A, Class B2L, 6.87%, 8/15/24		1,160	940,256
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class D, 4.32%, 10/15/26		2,125	1,774,177
Atrium IX, Series 9A, Class D, 3.91%, 2/28/24		1,000	854,078
Atrium X, Series 10A, Class D, 4.12%, 7/16/25		1,500	1,276,487
Atrium XII, Series 12A, Class D, 4.21%, 10/22/26		1,500	1,341,000
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 4.12%, 7/15/24		750	613,916
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class C, 4.32%, 4/18/27		1,000	850,000
Series 2015-VIA, Class D, 6.17%, 4/18/27		1,000	740,000
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class B, 3.57%, 7/18/27		250	234,575
Benefit Street Partners CLO VIII Ltd.:
Series 2015-8A, Class B, 3.32%, 1/20/28		500	470,660
Series 2015-8A, Class C, 4.22%, 1/20/28		500	432,580
BlueMountain CLO Ltd.:
Series 2013-1A, Class C, 4.02%, 5/15/25		1,900	1,615,883

Asset-Backed Securities (a)(b)		Par (000)	Value
Series 2014-4A, Class E, 5.71%, 11/30/26	USD	1,000	$753,131
Series 2015-2A, Class E, 5.97%, 7/18/27		750	543,780
Series 2015-4A, Class D2, 4.51%, 1/20/27		750	702,120
Carlyle Global Market Strategies CLO Ltd., Series 2015-2A, Class C, 4.37%, 4/27/27		750	676,410
CIFC Funding Ltd.:
Series 2013-4A, Class D, 3.91%, 11/27/24		750	666,300
Series 2014-2A, Class A3L, 3.47%, 5/24/26		945	875,729
Series 2014-3A, Class D, 4.02%, 7/22/26		500	406,038
Series 2015-1A, Class D, 4.62%, 1/22/27		600	512,689
Dryden 36 Senior Loan Fund, Series 2014-36A, Class E, 5.82%, 11/09/25		1,500	961,301
Highbridge Loan Management Ltd.:
Series 6A-2015, Class C, 3.69%, 5/05/27		750	704,751
Series 6A-2015, Class D, 4.27%, 5/05/27		950	828,875
Series 7A-2015, Class C, 4.00%, 11/15/26		500	497,589
LCM XVII LP, Series 17A, Class D, 4.12%, 10/15/26		1,000	832,214
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 4.12%, 10/23/25		2,405	2,009,797
Madison Park Funding XIII Ltd., Series 2014-13A, Class D, 3.97%, 1/19/25		1,000	838,693
Neuberger Berman CLO XV, Series 2013-15A, Class D, 3.87%, 10/15/25		2,000	1,576,020
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class D, 3.97%, 4/15/26		750	585,801
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class C, 4.37%, 11/14/25		1,500	1,211,517
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class D1, 4.64%, 1/23/27		750	652,500
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.97%, 7/17/25		500	402,275
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, 4.27%, 11/14/26		750	617,321
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class E1, 5.87%, 11/22/25		1,750	1,088,041
OZLM IX Ltd., Series 2014-9A, Class C, 4.22%, 1/20/27		1,000	816,301
OZLM XII Ltd., Series 2015-12A, Class C, 4.32%, 4/30/27		1,160	952,103

Portfolio Abbreviations
AKA	Also known as	FKA	Formerly known as
CAD	Canadian Dollar	GBP	British Pound
CLO	Collateralized Loan Obligation	USD	U.S. Dollar

See Notes to Financial Statements.

8	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Schedule of Investments (continued)

Asset-Backed Securities (a)(b)		Par (000)	Value
OZLM XIV Ltd., Series 2015-14A, Class C, 4.73%, 1/15/29	USD	950	$810,410
Seneca Park CLO Ltd., Series 2014-1A, Class C, 3.52%, 7/17/26		1,250	1,188,605
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.52%, 7/15/25		3,000	2,535,408
Sound Point CLO IV Ltd., Series 2013-3A, Class D, 4.12%, 1/21/26		1,500	1,227,753
Sound Point CLO VII Ltd., Series 2014-3A, Class D, 4.22%, 1/23/27		750	597,722
TICP CLO I Ltd., Series 2015-1A, Class D, 4.17%, 7/20/27		750	609,144
Venture XI CLO Ltd.:
Series 2012-11AR, Class DR, 4.26%, 11/14/22		750	662,731
Series 2012-11AR, Class ER, 6.46%, 11/14/22		750	598,157
Venture XII CLO Ltd., Series 2012-12A, Class D, 4.06%, 2/28/24		500	407,753
Venture XX CLO Ltd., Series 2015-20A, Class D, 4.47%, 4/15/27		520	448,084
Venture XXI CLO Ltd., Series 2015-21A, Class D, 4.22%, 7/15/27		880	751,256
Vibrant CLO II Ltd., Series 2013-2A, Class B, 3.37%, 7/24/24		2,000	1,895,000
Voya CLO Ltd., Series 2014-4A, Class C, 4.62%, 10/14/26		1,500	1,275,717
Webster Park CLO Ltd.:
Series 2015-1A, Class B1, 3.61%, 1/20/27		1,750	1,700,965
Series 2015-1A, Class C, 4.56%, 1/20/27		2,500	2,292,775
Wind River CLO Ltd., Series 2012-1A, Class D, 5.62%, 1/15/24		1,000	988,300
Total Asset-Backed Securities — 2.5%			65,792,256

Common Stocks		Shares
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (c)		235,827	94,331
GEO Specialty Chemicals, Inc. (a)(c)		39,151	15,660

			109,991
Diversified Consumer Services — 0.0%
Education Management Corp. (c)		1,532,378	48,576
Total Common Stocks — 0.0%			158,567

Corporate Bonds		Par (000)
Containers & Packaging — 0.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 3.51%, 12/15/19 (a)(b)	USD	7,030	6,836,675
Diversified Telecommunication Services — 0.3%
Altice Financing SA, 6.63%, 2/15/23 (a)		2,210	2,176,850
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (a)		5,885	5,958,563

			8,135,413
Health Care Equipment & Supplies — 0.0%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp, 8.13%, 6/15/21 (a)		1,495	1,252,063

Corporate Bonds		Par (000)	Value
Health Care Providers & Services — 0.2%
Tenet Healthcare Corp., 4.01%, 6/15/20 (a)(b)	USD	6,235	$6,141,475
Media — 0.3%
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		7,969	7,729,930
Oil, Gas & Consumable Fuels — 0.3%
Blackstone CQP HoldCo LP, 9.30%, 3/31/19		4,709	4,426,005
CONSOL Energy, Inc., 5.88%, 4/15/22		2,095	1,366,987
MEG Energy Corp., 7.00%, 3/31/24 (a)		1,860	855,600

			6,648,592
Road & Rail — 0.1%
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)		3,334	3,338,167
Total Corporate Bonds — 1.5%			40,082,315

Floating Rate Loan Interests (b)
Advertising — 0.1%
Affinion Group, Inc., Tranche B Term Loan, 6.75%, 4/30/18		4,019	3,503,531
Aerospace & Defense — 1.2%
B/E Aerospace, Inc., Term Loan, 4.00%, 12/16/21		7,717	7,713,767
Engility Corp. (FKA TASC, Inc.), Second Lien Term Loan, 12.00%, 5/21/21		2,300	2,156,250
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		3,309	1,952,358
TransDigm, Inc.:
Tranche C Term Loan, 3.75%, 2/28/20		14,575	14,137,854
Tranche D Term Loan, 3.75%, 6/04/21		2,881	2,748,116
Tranche E Term Loan, 3.50%, 5/16/22		1,558	1,485,644

			30,193,989
Air Freight & Logistics — 0.5%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		3,210	2,471,451
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		3,326	2,560,648
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		548	421,941
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		4,587	3,531,930
XPO Logistics, Inc., Loan, 5.50%, 11/01/21		4,970	4,929,644

			13,915,614
Airlines — 0.5%
Delta Air Lines, Inc., 2014 Term B-1 Loan, 3.25%, 10/18/18		5,008	4,998,598
Northwest Airlines, Inc.:
B757-300, 1.77%, 3/10/17		455	441,350
B757-300, 2.39%, 3/10/17		375	371,071
Loan B757-200, 1.77%, 9/10/18		462	448,403
Loan B757-200, 1.77%, 9/10/18		458	444,260
Loan B757-300, 2.39%, 3/10/17		375	371,250

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016	9

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Airlines (continued)
US Airways, Inc., Tranche B-1 Term Loan (Consenting), 3.50%, 5/23/19	USD	4,998	$4,949,569

			12,024,501
Auto Components — 0.3%
Affinia Group, Inc., Tranche B-2 Term Loan, 4.75%, 4/27/20		2,382	2,375,698
Dayco Products LLC (Mark IV Industries, Inc.), Term Loan, 5.25%, 12/12/19		4,624	4,531,099

			6,906,797
Beverages — 0.2%
Blue Ribbon LLC, Initial Term Loan (First Lien), 5.50%, 11/15/21		6,309	6,198,268
Biotechnology — 0.8%
AMAG Pharmaceuticals, Inc., Initial Term Loan, 4.75%, 8/17/21		3,787	3,654,515
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.44%, 2/27/21		18,465	18,397,516

			22,052,031
Building Products — 1.5%
Continental Building Products LLC, First Lien Term Loan, 4.00%, 8/28/20		3,818	3,722,452
CPG International, Inc., Term Loan, 4.75%, 9/30/20		14,481	13,612,038
Jeld-Wen, Inc. (Onex BP Finance LP), Initial Loan, 5.25%, 10/15/21		6,653	6,578,300
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		9,218	8,695,195
Wilsonart LLC:
Initial Term Loan, 4.00%, 10/31/19		3,800	3,692,318
Tranche B Term Loan, 4.00%, 10/31/19		3,749	3,642,305

			39,942,608
Capital Markets — 0.9%
American Capital Ltd. (FKA American Capital Strategies Ltd.), Term Loan B, 3.50%, 8/22/17		3,692	3,655,050
Moxie Patriot LLC, Construction B-1 Advances, 6.75%, 12/19/20		6,695	5,958,550
Royal Holdings, Inc.:
Initial Term Loan (First Lien), 4.50%, 6/20/22		5,497	5,295,786
Initial Term Loan (Second Lien), 8.50%, 6/19/23		2,340	2,238,608
SAM Finance Luxembourg S.à r.l. (Santandar), Dollar Term Loan, 4.25%, 12/17/20		6,200	6,124,257

			23,272,251
Chemicals — 2.2%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		7,699	6,979,320
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		9,082	8,957,521
Chemours Co., Tranche B Term Loan, 3.75%, 5/12/22		3,889	3,497,965
Chromaflo Technologies Corp. (Chromaflo Technologies Finance BV), Term B Loan (Second Lien), 8.25%, 6/02/20		2,040	1,509,542

Floating Rate Loan Interests (b)		Par (000)	Value
Chemicals (continued)
Huntsman International LLC:
2014-1 Incremental Term Loan, 3.75%, 10/01/21	USD	3,554	$3,431,468
2015 Extended Term B Dollar Loan, 3.52%, 4/19/19		3,500	3,396,750
MacDermid, Inc. (Platform Specialty Products Corp.):
Tranche B Term Loan (First Lien), 5.50%, 6/07/20		6,598	5,987,259
Tranche B-2 Term Loan, 5.50%, 6/07/20		1,537	1,397,604
Tranche B-3 Term Loan, 5.50%, 6/07/20		5,491	4,990,162
Oxea Finance & Cy SCA (Oxea Finance LLC), Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		8,860	8,532,986
Road Infrastructure Investment LLC:
Term Loan (First Lien 2014), 4.25%, 3/31/21		5,954	5,676,079
Term Loan (Second Lien 2014), 7.75%, 9/30/21		3,800	3,534,000

			57,890,656
Commercial Services & Supplies — 3.3%
ADS Waste Holdings, Inc., Initial Tranche B-2 Term Loan, 3.75%, 10/09/19		7,314	7,094,120
Allied Security Holdings LLC:
Closing Date Term Loan (First Lien), 4.25%, 2/12/21		8,085	7,774,978
Closing Date Term Loan (Second Lien), 8.00%, 8/13/21		5,287	4,626,487
Aramark Corp.:
LC-2 Facility Deposits (Extending), 0.29% - 3.65%, 7/26/16		3	2,900
LC-3 Facility Deposits, 0.29% - 3.65%, 7/26/16		1	1,190
U.S. Term E Loan, 3.25%, 9/07/19		7,531	7,495,013
Dealer Tire LLC, Initial Term Loan, 5.50%, 12/22/21		4,987	4,970,055
GCA Services Group, Inc.:
Initial Loan (Second Lien), 9.25%, 11/02/20		1,404	1,386,450
Replacement Term Loan (First Lien), 4.25%, 11/01/19		2,471	2,456,065
Term Loan, 4.75%, 2/22/23		6,575	6,529,830
iQor U.S., Inc., Term B Loan (First Lien), 6.00%, 4/01/21		2,389	1,851,149
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		7,638	7,387,332
Livingston International, Inc., Initial Term B-1 Loan (First Lien), 5.00%, 4/18/19		3,125	2,843,903
Packers Holdings LLC, Initial Term Loan, 5.00%, 12/02/21		6,881	6,811,695
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		15,007	14,247,652
W3 Co., Term Loan (Second Lien), 9.25%, 9/13/20		1,456	582,540
Waste Industries USA, Inc., Initial Term Loan, 4.25%, 2/27/20		10,427	10,387,756

			86,449,115

See Notes to Financial Statements.

10	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Communications Equipment — 0.7%
Blue Coat Holdings, Inc., Initial Term Loan, 4.50%, 5/20/22	USD	13,736	$13,014,457
Commscope, Inc., Tranche 5 Term Loan (2015), 3.75% - 3.83%, 12/29/22		4,399	4,358,636
Riverbed Technology, Inc., Term Loan, 6.00%, 4/25/22		1,863	1,822,619

			19,195,712
Construction & Engineering — 1.2%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		9,504	8,743,738
CNT Holdings III Corp., Term Loan (First Lien), 5.25%, 1/22/23		6,115	6,069,137
Stonewall Gas Gathering LLC, Loan, 8.75%, 1/28/22		5,366	5,285,736
USAGM Holdco LLC:
Initial Loan (Second Lien), 9.50%, 7/28/23		2,915	2,681,800
Initial Term Loan (First Lien), 4.75%, 7/28/22		8,382	7,822,735

			30,603,146
Construction Materials — 0.6%
Faenza Acquisition GmbH (CeramTec Acquisition Corp.):
Dollar Term B-3 Loan, 4.25%, 8/30/20		1,427	1,398,668
Initial Dollar Term B-1 Loan, 4.25%, 8/30/20		4,684	4,589,831
Initial Dollar Term B-2 Loan, 4.25%, 8/30/20		498	487,892
Headwaters, Inc., Term B Loan, 4.50%, 3/24/22		3,335	3,329,210
Quikrete Holdings, Inc., Initial Loan (First Lien), 4.00%, 9/28/20		4,859	4,731,525
Stardust Finance Holdings, Inc., Senior Lien Term Loan, 6.50%, 3/14/22		234	210,954

			14,748,080
Containers & Packaging — 2.0%
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), New Term Loan, 4.00%, 12/17/19		3,600	3,555,000
Berry Plastics Corp., Term F Loan, 4.00%, 10/03/22		24,551	24,394,518
BWay Intermediate Company, Inc., Initial Term Loan, 5.50%, 8/14/20		3,988	3,768,633
Kleopatra Holdings 2 SCA:
Initial German Borrower Dollar Term Loan, 5.00%, 4/28/20		1,493	1,480,187
Initial U.S. Borrower Dollar Term Loan, 5.00%, 4/28/20		3,492	3,463,637
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, 4.50%, 12/01/18		14,216	14,159,151

			50,821,126
Distributors — 0.4%
American Tire Distributors, Inc., Initial Term Loan, 5.25%, 9/01/21		4,875	4,725,738
Fram Group Holdings, Inc./Prestone Holdings, Inc.:
Loan (Second Lien), 11.00%, 1/29/18		4,165	1,999,200

Floating Rate Loan Interests (b)		Par (000)	Value
Distributors (continued)
Term Loan (First Lien), 7.00% - 8.00%, 7/29/17	USD	3,717	$2,979,610

			9,704,548
Diversified Consumer Services — 1.2%
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.):
Term B Loan, 4.00%, 1/30/20		3,814	3,797,571
Term B-1 Loan, 4.50% - 6.00%, 1/30/20		3,262	3,245,470
Education Management II LLC:
Tranche A Term Loan, 5.50%, 7/02/20		128	35,809
Tranche B Term Loan, 8.50% (2.00% Cash and 6.50% PIK), 7/02/20 (d)		228	14,416
Servicemaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		25,383	25,150,573

			32,243,839
Diversified Financial Services — 1.2%
AlixPartners LLP, Initial Term Loan, 4.50%, 7/28/22		11,772	11,641,555
Jefferies Finance LLC (JFIN Co-Issuer Corp.) AKA Project Shot Put, Term Loan, 4.50%, 5/14/20		6,816	6,696,474
New Millennium Holdco, Inc. (Millennium Health LLC), Closing Date Term Loan, 7.50%, 12/21/20		2,459	2,232,688
Schaeffler AG (FKA INA Beteiligungsgesellschaft mit beschränkter Haftung), Facility B-USD, 4.25%, 5/15/20		1,816	1,814,230
Solera LLC/Solera Finance, Inc., Term Loan B, 5.50%, 2/25/23		4,960	4,811,200
SS&C European Holdings S.à r.l., Term B-2 Loan, 4.00% - 4.08%, 7/08/22		3,281	3,251,416

			30,447,563
Diversified Telecommunication Services — 5.9%
Altice Financing SA:
Dollar Denominated Tranche Loan, 5.25%, 2/04/22		2,111	2,042,190
Term Loan, 5.50%, 7/02/19		9,713	9,601,206
Avaya, Inc., Term B-7 Loan, 6.25%, 5/29/20		3,549	2,078,884
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 6/06/19		5,150	5,083,840
Integra Telecom Holdings, Inc.:
Term B-1 Loan (Second Lien), 9.75%, 2/12/21		3,422	3,234,233
Term B-1 Loan, 5.25%, 8/14/20		8,193	7,706,290
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		16,514	14,679,489
Level 3 Financing, Inc.:
Tranche B 2020 Term Loan, 4.00%, 1/15/20		23,045	23,001,573
Tranche B-II 2022 Term Loan, 3.50%, 5/31/22		4,654	4,587,776
Tranche B-III 2019 Term Loan, 4.00%, 8/01/19		14,137	14,116,692
LightSquared LP, Term Loan, 9.75%, 6/15/20		29,350	25,534,500
LTS Buyer LLC (Sidera Networks, Inc.), Term B Loan (First Lien), 4.00%, 4/13/20		19,728	19,176,802

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016	11

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Telecommunication Services (continued)
Telesat Canada:
Term A Loan, 3.00%, 3/28/17	CAD	3,923	$2,877,370
U.S. Term B-2 Loan, 3.50%, 3/28/19		1,984	1,934,569
Virgin Media Investment Holdings Ltd., E Facility, 4.25%, 6/30/23	GBP	2,305	3,058,737
Ziggo BV:
USD B1 Facility, 3.50%, 1/15/22	USD	5,683	5,452,174
USD B2 Facility, 3.50% - 3.60%, 1/15/22		3,662	3,513,486
USD B3 Facility, 3.60%, 1/15/22		6,023	5,778,428

			153,458,239
Electric Utilities — 1.4%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 12/19/16		18,729	18,629,052
Texas Competitive Electric Holdings Co. LLC (TXU):
2017 Term Loan (Extending), 4.91%, 10/10/17		8,430	2,301,390
DIP Term Loan, 3.75%, 11/07/16		14,500	14,364,135

			35,294,577
Electronic Equipment, Instruments & Components — 0.8%
CPI Acquisition, Inc., Term Loan (First Lien), 5.50%, 8/17/22		3,667	3,564,992
Dell International LLC:
Term B-2 Loan, 4.00%, 4/29/20		6,817	6,781,100
Term C Loan, 3.75%, 10/29/18		5,921	5,906,533
Lully Finance S.à r.l. (Lully Finance LLC), Initial Term B-1 Loan (First Lien), 5.00%, 10/14/22		3,585	3,423,675

			19,676,300
Energy Equipment & Services — 0.1%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21		5,924	1,673,501
Seventy Seven Operating LLC, Term Loan, 3.75%, 6/25/21		828	482,054

			2,155,555
Food & Staples Retailing — 2.6%
Albertson’s LLC, Term B-4 Loan, 5.50%, 8/25/21		12,557	12,253,238
BJ’s Wholesale Club, Inc.:
2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20		3,635	2,997,348
New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		16,314	15,484,644
Performance Food Group, Inc. (FKA Vistar Corp.), Initial Loan (Second Lien), 6.00%, 11/14/19		3,625	3,624,567
Rite Aid Corp.:
Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		2,665	2,660,549
Tranche 2 Term Loan (Second Lien), 4.88%, 6/21/21		9,685	9,650,715
Supervalu, Inc., New Term Loan, 4.50%, 3/21/19		4,058	3,817,358
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Incremental Term Loan, 4.50%, 3/31/19		16,200	15,972,129

			66,460,548

Floating Rate Loan Interests (b)		Par (000)	Value
Food Products — 1.3%
Dole Food Co., Inc., Tranche B Term Loan, 4.50% - 6.00%, 11/01/18	USD	7,711	$7,492,933
Hostess Brands LLC:
Term B Loan (First Lien), 4.50%, 8/03/22		12,289	12,120,014
Term B Loan (Second Lien), 8.50%, 8/03/23		301	286,502
Pinnacle Foods Finance LLC, Tranche I Term Loan, 3.75%, 1/13/23		8,935	8,954,032
Post Holdings, Inc., Series A Incremental Term Loan, 3.75%, 6/02/21		2	1,967
Reddy Ice Corp.:
Term B Loan (First Lien), 6.75% - 8.00%, 5/01/19		3,269	2,625,609
Term B Loan (Second Lien), 10.75%, 11/01/19		3,750	2,446,875

			33,927,932
Gas Utilities — 0.1%
Samchully Midstream 3 LLC, Initial Term Loan, 5.75%, 10/20/21		3,934	2,704,764
Health Care Equipment & Supplies — 2.3%
Alere, Inc. (FKA IM U.S. Holdings LLC), B Term Loan, 4.25%, 6/20/22		14,565	14,535,484
Auris Luxembourg III S.à r.l. (AKA Siemens Audiology), Facility B4, 4.25%, 1/17/22		7,640	7,449,285
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		14,939	14,359,768
Hill-Rom Holdings, Inc., Initial Term B Loan, 3.50%, 9/08/22		7,982	7,961,750
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/19/18		6,702	6,045,357
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, 4.75%, 6/30/21		11,788	10,041,992

			60,393,636
Health Care Providers & Services — 7.0%
Acadia Healthcare Co., Inc.:
Tranche B Term Loan, 4.25%, 2/11/22		1,379	1,378,215
Tranche B-2 Term Loan, 4.50%, 2/16/23		7,150	7,136,629
ADMI Corp. (AKA Aspen Dental), Initial Term Loan, 5.50%, 4/29/22		3,414	3,398,182
Air Medical Group Holdings, Inc., Initial Term Loan, 4.25%, 4/28/22		2,301	2,185,802
AmSurg Corp., Initial Term Loan, 3.50%, 7/16/21		9,450	9,398,802
Change Healthcare Holdings, Inc. (FKA Emdeon, Inc.):
Term B-2 Loan, 3.75%, 11/02/18		7,694	7,525,729
Term B-3 Loan, 3.75%, 11/02/18		2,864	2,792,156
CHG Healthcare Services, Inc. (FKA CHG Buyer Corp.), Term Loan (First Lien), 4.25%, 11/19/19		11,760	11,550,786
CHS/Community Health Systems, Inc.:
Incremental 2018 Term F Loan, 3.69% - 3.89%, 12/31/18		4,464	4,335,737
Incremental 2019 Term G Loan, 3.75%, 12/31/19		16,517	15,736,175
Incremental 2021 Term H Loan, 4.00%, 1/27/21		2,840	2,695,260
Curo Health Services Holdings, Inc., Term B Loan (First Lien), 6.50%, 2/07/22		8,397	8,254,900
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.), Tranche B Term Loan, 3.50%, 6/24/21		19,528	19,489,074

See Notes to Financial Statements.

12	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Providers & Services (continued)
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.):
Initial Term Loan, 4.25%, 5/25/18	USD	5,357	$5,334,898
Tranche B-2 Term Loan, 4.50%, 10/28/22		4,000	3,976,000
HC Group Holdings III, Inc., Initial Term Loan (First Lien), 6.00%, 4/07/22		6,149	6,098,640
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18		7,898	7,674,609
MPH Acquisition Holdings LLC, Initial Term Loan, 3.75%, 3/31/21		9,266	9,029,032
National Mentor Holdings, Inc., Tranche B Term Loan, 4.25%, 1/31/21		2,541	2,464,666
NVA Holdings, Inc.:
Term Loan (First Lien), 3.75%, 8/14/21		66	64,321
Term Loan B1, 4.50%, 8/14/21		2,265	2,214,037
Prestige Brands, Inc., Term B-3 Loan, 3.50%, 9/03/21		5,258	5,242,757
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		6,499	6,287,792
Surgical Care Affiliates, Inc., Initial Term Loan, 4.25%, 3/17/22		6,950	6,880,481
Team Health, Inc., Tranche B Term Loan, 4.50%, 11/23/22		11,995	11,979,741
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 4.50%, 6/06/19		6,309	6,281,607
U.S. Renal Care, Inc., Initial Term Loan (First Lien), 5.25%, 12/30/22		5,435	5,370,487
Vizient, Inc., Initial Term Loan, 6.25%, 2/13/23		7,325	7,279,219

			182,055,734
Health Care Technology — 0.3%
IMS Health, Inc., Term B Dollar Loan, 3.50%, 3/17/21		9,184	8,985,127
Hotels, Restaurants & Leisure — 5.1%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		12,515	11,573,706
Initial Term B Loan (Second Lien), 8.00%, 8/01/22		3,544	3,471,989
B.C. Unlimited Liability Co. (New Red Finance, Inc.) (AKA Burger King/Tim Hortons), Term B-2 Loan, 3.75%, 12/10/21		18,282	18,173,471
Bass Pro Group LLC, New Term Loan (2015), 4.00%, 6/05/20		3,754	3,524,214
Boyd Gaming Corp., Term B Loan, 4.00%, 8/14/20		6,139	6,104,121
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		29,308	26,572,889
CCM Merger, Inc. (MotorCity Casino Hotel), Term Loan, 4.50%, 8/06/21		4,740	4,706,833
Diamond Resorts Corp., Term Loan, 5.50%, 5/09/21		4,118	3,987,333
Eldorado Resorts, Inc., Initial Term Loan, 4.25%, 7/25/22		8,822	8,707,970
ESH Hospitality, Inc. (AKA Extended Stay America), Term Loan, 5.00%, 6/24/19		4,515	4,522,540
Jack Ohio Finance LLC (FKA ROC Finance LLC), Funded Term B Loan, 5.00%, 6/20/19		2,801	2,510,167
La Quinta Intermediate Holdings LLC, Initial Term Loan, 3.75%, 4/14/21		3,724	3,546,668
MGM Resorts International (MGM Grand Detroit LLC), Term B Loan, 3.50%, 12/20/19		16,088	15,930,030

Floating Rate Loan Interests (b)		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 3.75%, 8/13/20	USD	1,863	$1,859,415
Scientific Games International, Inc., Initial Term B-2 Loan, 6.00%, 10/01/21		1,992	1,820,620
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		16,182	15,939,495

			132,951,461
Household Products — 0.4%
Spectrum Brands, Inc., USD Term Loan, 3.50%, 6/23/22		10,162	10,132,197
Independent Power and Renewable Electricity Producers — 2.0%
Calpine Construction Finance Co. LP, Term B-1 Loan, 3.00%, 5/03/20		6,517	6,118,090
Calpine Corp.:
Term Loan (2015), 4.00%, 1/15/23		3,180	3,068,700
Term Loan, 4.00%, 10/09/19		9,984	9,654,171
Term Loan, 3.50%, 5/27/22		5,133	4,853,153
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		3,330	3,119,021
Exgen Texas Power LLC, Term Loan, 5.75%, 9/18/21		1,146	687,720
Granite Acquisition, Inc.:
Term B Loan (First Lien), 5.00%, 12/17/21		11,146	10,038,184
Term C Loan (First Lien), 5.00%, 12/17/21		495	446,141
Green Energy Partners/Stonewall LLC, Term B-1 Conversion Advances, 6.50%, 11/13/21		4,080	3,651,600
NRG Energy, Inc., Term Loan (2013), 2.75%, 7/01/18		817	801,515
Terra-Gen Finance Co. LLC, Term Loan, 5.25%, 12/09/21		4,109	3,287,512
TPF II Power LLC (TPF II Covert Midco LLC), Term Loan, 5.50%, 10/02/21		7,640	7,152,994

			52,878,801
Insurance — 1.8%
AmWINS Group LLC:
New Term Loan (First Lien), 5.25%, 9/06/19		3,647	3,625,174
Term Loan (Second Lien), 9.50%, 9/04/20		1,181	1,097,946
AssuredPartners, Inc., First Lien Term Loan, 5.75%, 10/21/22		9,190	8,787,937
Asurion LLC (FKA Asurion Corp.):
Incremental Tranche B-1 Term Loan, 5.00%, 5/24/19		7,152	6,724,597
Incremental Tranche B-4 Term Loan, 5.00%, 8/04/22		5,918	5,422,150
Cooper Gay Swett & Crawford Ltd. (CGSC of Delaware Holdings Corp.), Term Loan (First Lien), 5.00%, 4/16/20		7,248	7,109,007

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016	13

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Insurance (continued)
Sedgwick Claims Management Services, Inc.:
Initial Loan (Second Lien), 6.75%, 2/28/22	USD	8,960	$7,825,037
Initial Term Loan (First Lien), 3.75%, 3/01/21		6,965	6,630,043

			47,221,891
Internet Software & Services — 1.1%
Go Daddy Operating Co. LLC, Initial Term Loan, 4.25%, 5/13/21		8,646	8,579,503
Sabre GLBL, Inc. (FKA Sabre, Inc.), Term C Loan, 3.50%, 2/19/18		261	260,167
Zayo Group LLC (Zayo Capital, Inc.):
2016 Incremental Term Loan Facility, 4.50%, 5/06/21		5,020	5,008,705
2021 Term Loan, 3.75%, 5/06/21		14,582	14,369,011

			28,217,386
IT Services — 1.0%
Evertec Group LLC (FKA Evertec LLC), Term B Loan, 3.25%, 4/17/20		2,754	2,613,213
IG Investments Holdings LLC, Extended Tranche B Term Loan, 6.00%, 10/31/21		7,569	7,499,494
Tyche Holdings LLC (AKA TransFirst, Inc.):
Loan (Second Lien), 9.00%, 11/11/22		4,203	4,187,269
Term B-1 Loan, 4.75%, 11/12/21		7,551	7,533,910
Vantiv LLC (FKA Fifth Third Processing Solutions LLC), Term B Loan, 3.75%, 6/13/21		3,276	3,267,746

			25,101,632
Leisure Products — 0.3%
Leslie’s Poolmart, Inc., Additional Tranche B Term Loan, 4.25%, 10/16/19		3,922	3,775,139
Performance Sports Group Ltd. (FKA Bauer Performance Sports Ltd.), Initial Term Loan, 4.50%, 4/15/21		4,810	4,434,236

			8,209,375
Life Sciences Tools & Services — 2.2%
DPX Holdings BV (FKA JLL/Delta Dutch Newco BV), 2015 Incremental Dollar Term Loan, 4.25%, 3/11/21		15,878	15,044,038
Houghton Mifflin Harcourt Co., Term Loan, 4.00%, 5/28/21		13,205	12,825,673
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		20,939	20,410,719
Sterigenics-Nordion Holdings LLC, Initial Term Loan, 4.25%, 5/16/22		9,541	9,159,444

			57,439,874
Machinery — 2.5%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 4.00%, 12/13/19		12,286	9,976,425
Allison Transmission, Inc., Term B-3 Loan, 3.50%, 8/23/19		4,039	4,022,448
Ameriforge Group, Inc., Initial Term Loan (Second Lien), 8.75%, 12/21/20		1,715	267,969
Filtration Group Corp., Term Loan (First Lien), 4.25%, 11/23/20		9,361	9,010,057
FPC Holdings, Inc., Initial Loan (First Lien), 5.25%, 11/19/19		6,499	4,711,811
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		15,318	13,460,468

Floating Rate Loan Interests (b)		Par (000)	Value
Machinery (continued)
Mueller Water Products, Inc., Initial Loan, 4.00%, 11/24/21	USD	5,126	$5,119,336
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		8,998	8,598,122
SIG Combibloc Holdings SCA (FKA Onex Wizard Acquisition Co. II SCA), Initial Dollar Term Loan, 4.25%, 3/11/22		6,238	6,066,083
Wabash National Corp., Tranche B-2 Loan, 4.25%, 3/18/22		3,365	3,331,429

			64,564,148
Media — 8.1%
Acosta, Inc. (FKA Acosta Holdco, Inc.), Tranche B-1 Loan, 4.25%, 9/26/21		5,442	5,117,839
Advantage Sales & Marketing, Inc.:
Initial Term Loan (First Lien), 4.25%, 7/23/21		5,238	4,966,180
Term Loan (Second Lien), 7.50%, 7/25/22		3,245	2,693,350
Altice France SA (Numericable-SFR SA), USD TLB-6, 4.75%, 2/10/23		7,470	7,174,337
Altice U.S. Finance I Corp. (Cequel Communications LLC), Initial Term Loan, 4.25%, 12/14/22		10,145	9,934,897
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 7.00%, 3/31/20		17,544	16,827,958
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Term Loan, 0.00%, 12/31/14 (c)(e)		1,812	—
Term Loan, 0.00%, 12/31/14 (c)(e)		1,240	—
Charter Communications Operating LLC (AKA CCO Safari LLC):
Term H Loan, 3.25%, 8/24/21		4,830	4,744,606
Term I Loan, 3.50%, 1/24/23		22,665	22,523,344
Creative Artists Agency LLC, Amendment No. 3 Incremental Term Loan, 5.50%, 12/17/21		5,788	5,735,414
CSC Holdings LLC (FKA CSC Holdings, Inc. (Cablevision)), Initial Term Loan, 5.00%, 10/09/22		14,630	14,480,043
Gray Television, Inc., Term Loan C, 3.50%, 6/13/21		7,960	7,930,150
Hemisphere Media Holdings LLC (International Espanol, Inc.), Term B Loan, 5.00%, 7/30/20		3,793	3,565,456
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 7.19%, 1/30/19		20,350	13,312,485
Liberty Cablevision of Puerto Rico LLC (FKA San Juan Cable LLC), Term B Loan (First Lien), 4.50%, 1/07/22		5,485	5,231,319
Live Nation Entertainment, Inc., Term B-1 Loan, 3.50%, 8/17/20		3,710	3,695,701
MCC Iowa LLC, Tranche J Term Loan, 3.75%, 6/30/21		1,650	1,628,427
MGOC, Inc. (FKA Media General, Inc.), Term B Loan, 4.00%, 7/31/20		12,875	12,839,936
Numericable U.S. LLC:
Dollar Denominated Tranche B-1 Loan, 4.50%, 5/21/20		10,759	10,350,313
Dollar Denominated Tranche B-2 Loan, 4.50%, 5/21/20		9,308	8,954,430
Tribune Media Co. (FKA Tribune Co.), Term B Loan, 3.75%, 12/27/20		11,872	11,743,471

See Notes to Financial Statements.

14	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Media (continued)
Univision Communications, Inc., Replacement First Lien Term Loan, 4.00%, 3/01/20	USD	23,341	$22,664,432
UPC Financing Partnership, Facility AH, 3.34%, 6/30/21		4,327	4,192,143
Virgin Media Investment Holdings Ltd., F Facility, 3.50%, 6/30/23		11,562	11,186,528

			211,492,759
Metals & Mining — 0.4%
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		12,541	11,670,910
Multiline Retail — 1.0%
Dollar Tree, Inc., Term B-1 Loan, 3.50%, 7/06/22		15,673	15,677,535
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		1,428	1,065,087
Hudson’s Bay Co., Initial Term Loan, 4.75%, 9/30/22		9,327	9,264,977

			26,007,599
Multi-Utilities — 0.2%
Power Borrower LLC, Initial Term Loan (Second Lien), 8.25%, 11/06/20		4,800	4,494,000
Oil, Gas & Consumable Fuels — 1.3%
Bronco Midstream Funding LLC, Term Loan, 5.00%, 8/17/20		9,076	5,082,308
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18		3,520	3,462,669
Energy Transfer Equity LP, Loan (2013), 3.25%, 12/02/19		1,020	821,099
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		13,753	9,757,616
Penn Products Terminals LLC, Tranche B Term Loan, 4.75%, 4/13/22		5,280	4,646,809
Southcross Energy Partners LP, Initial Term Loan, 5.25%, 8/04/21		3,516	1,802,181
Southcross Holdings Borrower LP, Term Loan, 6.00%, 8/04/21		2,847	426,997
Veresen Midstream LP, Tranche B-1 Term Loan, 5.25%, 3/31/22		7,523	7,002,774

			33,002,453
Pharmaceuticals — 4.7%
Akorn, Inc., Loan, 6.00%, 4/16/21		6,168	6,137,087
Amneal Pharmaceuticals LLC, Term Loan B, 4.50%-6.00%, 11/01/19		7,114	6,979,561
Capsugel Holdings U.S., Inc., Initial Term Loan, 3.50%, 8/01/18		11,697	11,582,499
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan, 4.25%, 5/20/21		18,161	17,968,062
Endo Luxembourg Finance Co. I S.à r.l., 2015 Incremental Term B Loan, 3.75%, 9/26/22		15,280	15,093,278
RPI Finance Trust, Term B-4 Term Loan, 3.50%, 11/09/20		15,664	15,595,329
Sage Products Holdings III LLC, Replacement Term Loan (First Lien), 4.25%, 12/13/19		6,422	6,409,017
Valeant Pharmaceuticals International, Inc.:
Series C-2 Tranche B Term Loan, 3.75%, 12/11/19		16,415	15,397,554
Series D-2 Tranche B Term Loan, 3.50%, 2/13/19		5,167	4,838,580

Floating Rate Loan Interests (b)		Par (000)	Value
Pharmaceuticals (continued)
Series E-1 Tranche B Term Loan, 3.75%, 8/05/20	USD	9,767	$9,113,663
Series F-1 Tranche B Term Loan, 4.00%, 4/01/22		15,249	14,236,947

			123,351,577
Professional Services — 2.8%
Cotiviti Corporation (FKA Connolly Intermediate, Inc.):
Initial Term Loan (First Lien), 4.50%, 5/14/21		14,062	13,570,229
Initial Term Loan (Second Lien), 8.00%, 5/13/22		7,350	7,203,000
EWT Holdings III Corp. (FKA WTG Holdings III Corp.), Term Loan (First Lien), 4.75%, 1/15/21		6,192	6,006,448
Koosharem LLC, Term Loan, 7.50%, 5/15/20		8,918	8,070,895
On Assignment, Inc., Initial Term B Loan, 3.75%, 6/03/22		8,193	8,167,912
Redtop Acquisitions Ltd.:
Initial Dollar Term Loan (First Lien), 4.50%, 12/03/20		4,787	4,713,480
Initial Dollar Term Loan (Second Lien), 8.25%, 6/03/21		1,274	1,194,375
Sterling Midco Holdings, Inc. (FKA Sterling Holdings Ultimate Parent, Inc.), Initial Term Loan (First Lien), 5.75%, 6/20/22		6,766	6,579,935
Trans Union LLC, 2015 Term B-2 Loan, 3.50%, 4/09/21		19,205	18,712,534

			74,218,808
Real Estate Investment Trusts (REITs) — 0.3%
Communications Sales & Leasing, Inc. (CSL Capital LLC), Term Loan, 5.00%, 10/24/22		4,373	4,060,091
RHP Hotel Properties LP, Tranche B Term Loan, 3.50%, 1/15/21		3,907	3,884,804

			7,944,895
Real Estate Management & Development — 1.8%
CityCenter Holdings LLC, Term B Loan, 4.25%, 10/16/20		8,110	8,054,863
DTZ U.S. Borrower LLC (DTZ AUS Holdco PTY Ltd.), 2015-1 Additional Term Loan (First Lien), 4.25%, 11/04/21		11,169	10,736,042
FCA U.S. LLC (FKA Chrysler Group LLC), Term Loan B, 3.50%, 5/24/17		12,948	12,875,711
Realogy Group LLC (FKA Realogy Corp.):
Extended Synthetic Commitment, 0.29%-4.40%, 10/10/16		447	439,914
Initial Term B Loan 2014, 3.75%, 3/05/20		15,043	14,892,531

			46,999,061
Road & Rail — 0.9%
Gruden Acquisition, Inc. (AKA Quality Distribution), Term Loan (First Lien), 5.75%, 8/18/22		5,795	4,799,013
Hertz Corp., Tranche B-2 Term Loan, 3.00%, 3/11/18		15,553	15,236,083
SIRVA Worldwide, Inc., Loan, 7.50%, 3/27/19		3,882	3,668,423

			23,703,519

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016	15

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Semiconductors & Semiconductor Equipment — 2.8%
Avago Technologies Cayman Holdings Ltd., Term B-1 Dollar Loan, 4.25%, 2/01/23	USD	45,565	$44,902,941
Microsemi Corp., Closing Date Term B Loan, 5.25%, 1/15/23		7,786	7,772,858
NXP BV (NXP Funding LLC):
Tranche B Loan, 3.75%, 12/07/20		14,778	14,736,937
Tranche D Loan, 3.25%, 1/11/20		6,658	6,532,163

			73,944,899
Software — 5.7%
Applied Systems, Inc.:
Initial Term Loan (First Lien), 4.25%, 1/25/21		3,065	2,967,452
Initial Term Loan (Second Lien), 7.50%, 1/24/22		1,765	1,597,325
Diamond U.S. Holding LLC (Dealogic), Initial Term Loan, 4.75%, 12/17/21		3,752	3,667,678
Epicor Software Corporation (FKA Eagle Parent, Inc.), Term B Loan, 4.75%, 6/01/22		8,876	7,788,789
First Data Corp.:
2018 New Dollar Term Loan, 3.93%, 3/23/18		26,263	25,908,719
2018B Second New Term Loan, 3.93%, 9/24/18		150	147,723
2021 New Dollar Term Loan, 4.43%, 3/24/21		13,997	13,776,846
New 2022B Dollar Term Loan, 3.75%, 7/08/22		5,000	4,860,400
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-5 Term Loan, 3.75%, 6/03/20		10,314	9,497,641
Informatica Corp., Dollar Term Loan, 4.50%, 8/05/22		12,883	12,099,290
Kronos, Inc., Incremental Term Loan (First Lien), 4.50%, 10/30/19		6,331	6,156,962
Mitchell International, Inc.:
Initial Loan (Second Lien), 8.50%, 10/11/21		5,000	4,025,000
Initial Term Loan, 4.50%, 10/13/20		8,362	7,640,554
Sabre GLBL, Inc. (FKA Sabre, Inc.), Term B Loan, 4.00%, 2/19/19		11,935	11,809,832
SolarWinds Holdings, Inc., Initial U.S. Term Loan (First Lien), 5.50%, 2/03/23		10,195	9,756,615
Sophia LP, Closing Date Term Loan, 4.75%, 9/30/22		4,969	4,761,403
SS&C Technologies, Inc., Term B-1 Loan, 4.00%-4.08%, 7/08/22		22,749	22,546,225

			149,008,454
Specialty Retail — 2.0%
Michaels Stores, Inc.:
Incremental 2014 Term Loan, 4.00%, 1/28/20		5,166	5,115,606
Term B Loan, 3.75%, 1/28/20		5,626	5,551,618
National Vision, Inc., Initial Term Loan (First Lien), 4.00%, 3/12/21		12,186	11,393,903
Neiman Marcus Group, Inc., Other Term Loan, 4.25%, 10/25/20		5,696	4,765,400
Party City Holdings, Inc. (Party City Corp.), Term Loan, 4.25%, 8/19/22		14,065	13,477,547
PetCo Animal Supplies, Inc.:
Tranche B-1 Term Loan, 5.75%, 1/26/23		3,497	3,424,090
Tranche B-2 Term Loan, 5.62%, 1/26/23		5,150	5,041,644
PetSmart, Inc., Tranche B-1 Loan, 4.25%, 3/11/22		2,420	2,343,959

Floating Rate Loan Interests (b)		Par (000)	Value
Specialty Retail (continued)
Things Remembered, Inc., Term Loan, 8.25%, 5/24/18	USD	1,554	$699,089

			51,812,856
Technology Hardware, Storage & Peripherals — 0.2%
CDW LLC (FKA CDW Corp.), Term Loan, 3.25%, 4/29/20		4,169	4,113,844
Trading Companies & Distributors — 1.6%
American Builders & Contractors Supply Co., Inc., Term B Loan, 3.50%, 4/16/20		6,272	6,181,519
Beacon Roofing Supply, Inc., Initial Term Loan, 4.00%, 10/01/22		4,875	4,837,203
GYP Holdings III Corp., Term Loan (First Lien), 4.75%, 4/01/21		5,875	5,522,035
HD Supply, Inc., Incremental Term Loan, 3.75%, 8/13/21		15,818	15,468,616
MRC Global (U.S.), Inc. (FKA McJunkin Red Man Corp.), Term Loan, 4.75%, 11/08/19		1,845	1,618,896
Solenis International LP (Solenis Holdings 3 LLC) (AKA Ashland Water Technologies):
Initial Dollar Term Loan (First Lien), 4.25%, 7/31/21		4,078	3,856,493
Initial Term Loan (Second Lien), 7.75%, 7/31/22		6,540	5,150,250

			42,635,012
Wireless Telecommunication Services — 0.7%
SBA Senior Finance II LLC, Incremental Tranche B-1 Term Loan, 3.25%, 3/24/21		4,228	4,149,910
T-Mobile USA, Inc., Senior Lien Term Loan, 3.50%, 11/09/22		13,029	13,037,494

			17,187,404
Total Floating Rate Loan Interests — 91.5%			2,383,530,602

Investment Companies — 0.0%		Shares
New Millennium Holdco, Inc. (a)		71,823	921,705

Non-Agency Mortgage-Backed Securities		Par (000)
Commercial Mortgage-Backed Securities — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)	USD	4,480	4,456,395

See Notes to Financial Statements.

16	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Schedule of Investments (continued)

Preferred Securities	Shares	Value
Preferred Stocks
Diversified Consumer Services — 0.0%
Education Management Corp., Series A-1, 7.50% (f)	1,705	$3,410
Total Long-Term Investments (Cost — $2,614,113,609) — 95.7%		2,494,945,250

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (g)(h)	225,554,880	$225,554,880
Total Short-Term Securities (Cost — $225,554,880) — 8.7%		225,554,880
Total Investments (Cost — $2,839,668,489) — 104.4%		2,720,500,130
Liabilities in Excess of Other Assets — (4.4)%		(114,269,374)

Net Assets — 100.0%		$2,606,230,756

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Non-income producing security.

(d)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Perpetual security with no stated maturity date.

(g)	During the six months ended February 29, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Net Activity	Shares Held at February 29, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	223,911,699	1,643,181	225,554,880	$204,749	$4,729

(h)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

      Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,973,416	CAD	2,777,000	Toronto-Dominion Bank	3/03/16	$(79,064)
USD	979,975	GBP	686,000	UBS AG	3/03/16	25,156
USD	2,047,897	CAD	2,774,000	Westpac Banking Corp.	4/05/16	(2,417)
USD	950,563	GBP	686,000	Royal Bank of Scotland PLC	4/05/16	(4,385)
Total						$(60,710)

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016	17

Schedule of Investments (continued)

Derivative Financial Instruments Categorized by Risk Exposure

      As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$25,156	—	—	$25,156

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$(85,866)	—	—	$(85,866)

      For the six months ended February 29, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$76,404	—	$ 76,404
Forward foreign currency exchange contracts	—	—	—	$276,217	—	—	276,217
Swaps	—	$(186,912)	—	—	—	—	(186,912)

Total	—	$(186,912)	—	$276,217	$76,404	—	$165,709

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(10,088)	—	$ (10,088)
Forward foreign currency exchange contracts	—	—	—	$(121,680)	—	—	(121,680)
Swaps	—	$14,187	—	—	—	—	14,187

Total	—	$14,187	—	$(121,680)	$(10,088)	—	$(117,581)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts sold	$4,867,844
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$6,238,294

      For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

18	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Schedule of Investments (continued)

Derivative Financial Instruments – Offsetting as of Period End

      The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$25,156	$85,866

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$25,156	$85,866
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$25,156	$85,866

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
UBS AG	$25,156	—	—	—	$25,156

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Royal Bank of Scotland PLC	$ 4,385	—	—	—	$ 4,385
Toronto-Dominion Bank	79,064	—	—	—	79,064
Westpac Banking Corp.	2,417	—	—	—	2,417

Total	$85,866	—	—	—	$85,866

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Net amount represents the net amount payable due the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$39,592,080	$26,200,176	$65,792,256
Common Stocks[1]	—	—	158,567	158,567
Corporate Bonds[1]	—	35,656,310	4,426,005	40,082,315
Floating Rate Loan Interests[1]	—	2,218,630,264	164,900,338	2,383,530,602
Investment Companies	—	921,705	—	921,705
Non-Agency Mortgage-Backed Securities	—	4,456,395	—	4,456,395
Preferred Securities[1]	—	3,410	—	3,410
Short-Term Securities	$225,554,880	—	—	225,554,880

Total	$225,554,880	$2,299,260,164	$195,685,086	$2,720,500,130

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016	19

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$25,156	—	$25,156
Liabilities:
Foreign currency exchange contracts	—	(85,866)	—	(85,866)

Total	—	$(60,710)	—	$(60,710)

[1]	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,108,526	—	—	$1,108,526
Foreign currency at value	3,563	—	—	3,563

Total	$1,112,089	—	—	$1,112,089

During the six months ended February 29, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Assets:	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total
Opening Balance, as of August 31, 2015	$31,137,319	$219,063	$4,733,568	$103,555,482	$139,645,432
Transfers into Level 3[1]	—	—	—	91,601,293	91,601,293
Transfers out of Level 3[2]	—	—	—	(38,700,258)	(38,700,258)
Accrued discounts/premiums	34,643	—	(2,008)	96,367	129,002
Net realized gain (loss)	(699,793)	—	(1,242)	(60,204)	(761,239)
Net change in unrealized appreciation (depreciation)[3,4]	(1,876,653)	(60,496)	(276,841)	(12,452,582)	(14,666,572)
Purchases	10,720,972	2,358	216,948	42,481,352	53,421,630
Sales	(13,116,312)	(2,358)	(244,420)	(21,621,112)	(34,984,202)
Closing Balance, as of February 29, 2016	$26,200,176	$158,567	$4,426,005	$164,900,338	$195,685,086

Net change in unrealized appreciation (depreciation) on investments still held at February 29, 2016[4]	$(1,881,185)	$83,359	$(276,841)	$(12,430,559)	$(14,505,226)

[1]

As of August 31, 2015, the Fund used observable inputs in determining the value of certain investments. As of February 29, 2016, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

As of August 31, 2015, the Fund used significant unobservable inputs in determining the value of certain investments. As of February 29, 2016, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[4]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at February 29, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

20	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Statement of Assets and Liabilities

February 29, 2016 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $2,614,113,609)	$2,494,945,250
Investments at value — affiliated (cost — $225,554,880)	225,554,880
Cash	1,108,526
Foreign currency at value (cost — $3,532)	3,563
Receivables:
Investments sold	21,129,958
Capital shares sold	5,554,267
Dividends — affiliated	70,967
Interest	14,013,595
Unrealized appreciation on forward foreign currency exchange contracts	25,156
Prepaid expenses	100,415

Total assets	2,762,506,577

Liabilities
Payables:
Investments purchased	138,780,451
Capital shares redeemed	12,458,061
Income dividends	2,894,736
Investment advisory fees	1,047,011
Officer’s and Trustees’ fees	17,229
Other accrued expenses	623,187
Other affiliates	136,892
Service and distribution fees	232,388
Unrealized depreciation on forward foreign currency exchange contracts	85,866

Total liabilities	156,275,821

Net Assets	$2,606,230,756

Net Assets Consist of
Paid-in capital	$2,855,084,584
Distributions in excess of net investment income	(1,264,170)
Accumulated net realized loss	(128,536,062)
Net unrealized appreciation (depreciation)	(119,053,596)

Net Assets	$2,606,230,756

Net Asset Value
Institutional — Based on net assets of $1,912,029,075 and 196,243,777 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.74

Investor A — Based on net assets of $522,458,517 and 53,631,374 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.74

Investor C — Based on net assets of $122,741,741 and 12,601,806 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.74

Investor C1 — Based on net assets of $49,001,423 and 5,030,428 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.74

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016	21

Statement of Operations

Six Months Ended February 29, 2016 (Unaudited)

Investment Income
Interest	$61,612,446
Dividends — affiliated	204,749
Dividends — unaffiliated	6,972

Total income	61,824,167

Expenses
Investment advisory	6,661,688
Service and distribution — class specific	1,535,979
Transfer agent — class specific	797,838
Administration	497,733
Administration — class specific	259,368
Accounting services	201,289
Professional	127,089
Registration	79,551
Custodian	64,058
Printing	35,326
Officer and Trustees	27,697
Miscellaneous	251,306
Recoupment of past waived fees — class specific	73,591

Total expenses	10,612,513
Less fees waived by the Manager	(73,474)

Total expenses after fees waived	10,539,039

Net investment income	51,285,128

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(34,453,007)
Capital gain distributions received from affiliated investment companies	4,729
Financial futures contracts	76,404
Swaps	(186,912)
Foreign currency transactions	277,418

(34,281,368)

Net change in unrealized appreciation (depreciation) on:
Investments	(85,134,728)
Financial futures contracts	(10,088)
Swaps	14,187
Unfunded floating rate loan interests	1,781
Foreign currency translations	(114,896)

(85,243,744)

Net realized and unrealized loss	(119,525,112)

Net Decrease in Net Assets Resulting from Operations	$(68,239,984)

See Notes to Financial Statements.

22	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015[1]

Operations
Net investment income	$51,285,128	$101,590,307
Net realized loss	(34,281,368)	(25,302,635)
Net change in unrealized appreciation (depreciation)	(85,243,744)	(31,492,784)

Net increase (decrease) in net assets resulting from operations	(68,239,984)	44,794,888

Distributions to Shareholders[2]
From net investment income:
Institutional	(37,857,745)	(74,258,911)
Investor A	(10,607,800)	(24,614,231)
Investor C	(1,939,617)	(4,690,840)
Investor C1	(866,781)	(2,401,535)

Decrease in net assets resulting from distributions to shareholders	(51,271,943)	(105,965,517)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	79,418,286	272,251,017

Net Assets
Total increase (decrease) in net assets	(40,093,641)	211,080,388
Beginning of period	2,646,324,397	2,435,244,009

End of period	$2,606,230,756	$2,646,324,397

Distributions in excess of net investment income, end of period	$(1,264,170)	$(1,277,355)

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016	23

Financial Highlights

	Institutional
	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31,				Period March 21, 2011[1] to August 31, 2011
		2015[2]	2014[2]	2013[2]	2012[2]

Per Share Operating Performance
Net asset value, beginning of period	$10.20	$10.46	$10.43	$10.32	$9.83	$10.32

Net investment income[3]	0.20	0.44	0.44	0.45	0.50	0.21
Net realized and unrealized gain (loss)	(0.46)	(0.24)	0.01	0.13 [4]	0.49 [4]	(0.50)[4]

Net increase (decrease) from investment operations	(0.26)	0.20	0.45	0.58	0.99	(0.29)

Distributions from net investment income[5]	(0.20)	(0.46)	(0.42)	(0.47)	(0.50)	(0.20)

Net asset value, end of period	$9.74	$10.20	$10.46	$10.43	$10.32	$9.83

Total Return[6]
Based on net asset value	(2.54)%[7]	1.98%	4.42%	5.67%	10.29%	(2.86)%[7]

Ratios to Average Net Assets
Total expenses[8]	0.68%[9,10]	0.69%[10]	0.72%[10]	0.73%[10]	0.80%	0.86%[9,11]

Total expenses after fees waived and/or reimbursed[8]	0.67%[9]	0.68%	0.70%	0.70%	0.70%	0.70%[9]

Net investment income[8]	4.09%[9]	4.26%	4.19%	4.25%	4.95%	4.52%[9]

Supplemental Data
Net assets, end of period (000)	$1,912,029	$1,862,771	$1,607,319	$1,372,062	$484,591	$249,255

Portfolio turnover rate	32%	78%	87%	91%	60%	46%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31,				Period March 21, 2011[1] to August 31, 2011
		2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

[9]	Annualized.

[10]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2015, August 31, 2014 and August 31, 2013, the ratio would have been 0.67%, 0.69% and 0.71%, respectively. There was no financial impact to the ratio for the six months ended February 29, 2016.

[11]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.88%.

See Notes to Financial Statements.

24	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Financial Highlights (continued)

	Investor A
	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31,
		2015[1]	2014[1]	2013[1]	2012[1]	2011[2]

Per Share Operating Performance
Net asset value, beginning of period	$10.20	$10.46	$10.42	$10.31	$9.83	$9.98

Net investment income[3]	0.19	0.42	0.41	0.42	0.47	0.36
Net realized and unrealized gain (loss)	(0.46)	(0.25)	0.02	0.12 [4]	0.48 [4]	(0.15)[4]

Net increase (decrease) from investment operations	(0.27)	0.17	0.43	0.54	0.95	0.21

Distributions from net investment income[5]	(0.19)	(0.43)	(0.39)	(0.43)	(0.47)	(0.36)

Net asset value, end of period	$9.74	$10.20	$10.46	$10.42	$10.31	$9.83

Total Return[6]
Based on net asset value	(2.70)%[7]	1.68%	4.23%	5.35%	9.80%	2.84%

Ratios to Average Net Assets
Total expenses[8]	1.02%[9,10]	0.98%[10]	0.98%[10]	1.02%[10]	1.11%[10]	1.48%[11]

Total expenses after fees waived and/or reimbursed[8]	1.01%[9]	0.97%	0.97%	1.01%	1.05%	1.41%[11]

Net investment income[8]	3.76%[9]	4.04%	3.86%	3.99%	4.60%	4.12%[11]

Supplemental Data
Net assets, end of period (000)	$522,459	$597,767	$600,954	$659,910	$436,960	$347,363

Portfolio turnover of the Master LLC	—	—	—	—	—	45%[12]

Portfolio turnover rate	32%	78%	87%	91%	60%	46%[13]

[1]	Consolidated Financial Highlights.

[2]

On March 21, 2011, BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. were reorganized into the Fund. The activity in the table presented above is for the accounting survivor, BlackRock Senior Floating Rate Fund, Inc., for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.76034411.

[3]	Based on average shares outstanding.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31,
		2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

[9]	Annualized.

[10]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the six months ended February 29, 2016 and the years ended August 31, 2014, August 31, 2013 and August 31, 2012, the ratio would have been 1.00%, 0.97%, 1.00% and 1.10%, respectively. There was no financial impact to the ratios for the year ended August 31, 2015.

[11]	Includes the Fund’s share of the Master Senior Floating Rate LLC’s (the “Master LLC”) allocated expenses and/or net investment income.

[12]	For the period September 1, 2010 through March 20, 2011.

[13]

Prior to the reorganization on March 21, 2011, BlackRock Senior Floating Rate Fund, Inc. invested all of its assets in Master LLC. The rate shown is that of the post-reorganization stand alone fund for the period March 21, 2011 to August 31, 2011.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016	25

Financial Highlights (continued)

	Investor C
	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31,				Period March 21, 2011[1] to August 31, 2011
		2015[2]	2014[2]	2013[2]	2012[2]

Per Share Operating Performance
Net asset value, beginning of period	$10.19	$10.46	$10.42	$10.31	$9.82	$10.32

Net investment income[3]	0.15	0.33	0.33	0.34	0.39	0.16
Net realized and unrealized gain (loss)	(0.45)	(0.25)	0.03	0.12 [4]	0.49 [4]	(0.51)[4]

Net increase (decrease) from investment operations	(0.30)	0.08	0.36	0.46	0.88	(0.35)

Distributions from net investment income[5]	(0.15)	(0.35)	(0.32)	(0.35)	(0.39)	(0.15)

Net asset value, end of period	$9.74	$10.19	$10.46	$10.42	$10.31	$9.82

Total Return[6]
Based on net asset value	(2.95)%[7]	0.83%	3.45%	4.56%	8.98%	(3.43)%[7]

Ratios to Average Net Assets
Total expenses[8]	1.71%[9,10]	1.72%[10]	1.74%[10]	1.77%[10]	1.86%[10]	1.92%[9,11]

Total expenses after fees waived and/or reimbursed[8]	1.71%[9]	1.71%	1.73%	1.76%	1.80%	1.77%[9]

Net investment income[8]	3.06%[9]	3.25%	3.15%	3.19%	3.85%	3.45%[9]

Supplemental Data
Net assets, end of period (000)	$122,742	$129,526	$151,454	$123,040	$46,765	$34,502

Portfolio turnover rate	32%	78%	87%	91%	60%	46%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31,				Period March 21, 2011[1] to August 31, 2011
		2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

[9]	Annualized.

[10]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2015, August 31, 2014 and August 31, 2013, the ratio would have been 1.71%, 1.73% and 1.74%, respectively. There was no financial impact to the expense ratios for the six months ended February 29, 2016 and the year ended August 31, 2012.

[11]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C Shares would have been 1.94%.

See Notes to Financial Statements.

26	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Financial Highlights (concluded)

	Investor C1
	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31,				Period March 21, 2011[1] to August 31, 2011
		2015[2]	2014[2]	2013[2]	2012[2]

Per Share Operating Performance
Net asset value, beginning of period	$10.20	$10.46	$10.42	$10.31	$9.83	$10.32

Net investment income[3]	0.16	0.36	0.36	0.37	0.42	0.17
Net realized and unrealized gain (loss)	(0.46)	(0.24)	0.02	0.12 [4]	0.48 [4]	(0.50)[4]

Net increase (decrease) from investment operations	(0.30)	0.12	0.38	0.49	0.90	(0.33)

Distributions from net investment income[5]	(0.16)	(0.38)	(0.34)	(0.38)	(0.42)	(0.16)

Net asset value, end of period	$9.74	$10.20	$10.46	$10.42	$10.31	$9.83

Total Return[6]
Based on net asset value	(2.91)%[7]	1.19%	3.73%	4.84%	9.28%	(3.22)%[7]

Ratios to Average Net Assets
Total expenses[8]	1.45%[9,10]	1.45%[10]	1.47%[10]	1.51%[10]	1.58%	1.64%[9,11]

Total expenses after fees waived and/or reimbursed[8]	1.45%[9]	1.45%	1.46%	1.49%	1.54%	1.53%[9]

Net investment income[8]	3.32%[9]	3.53%	3.41%	3.55%	4.15%	3.68%[9]

Supplemental Data
Net assets, end of period (000)	$49,001	$56,260	$75,517	$87,176	$100,532	$128,110

Portfolio turnover rate	32%	78%	87%	91%	60%	46%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31,				Period March 21, 2011[1] to August 31, 2011
		2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

[9]	Annualized.

[10]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2014 and August 31, 2013, the ratio would have been 1.45% and 1.49%, respectively. There was no financial impact to the ratios for the six months ended February 29, 2016 and the year ended August 31, 2015.

[11]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C1 Shares would have been 1.66%.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016	27

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Floating Rate Income Portfolio (“Floating Rate Income” or the “Fund”).

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization and through distribution reinvestments by current holders. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None
Investor C1 Shares	No	No2	None
[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment advisor believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment advisor applies this defensive posture as applicable and consistent with the Fund’s prospectus.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

28	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of business on the NYSE, which follows the close of the local markets.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016	29

Notes to Financial Statements (continued)

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated in U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods results in a price for an investment that is deemed not to be representative of the market value of such instrument, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments have been included in the Schedule of Investments.

30	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016	31

Notes to Financial Statements (continued)

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had no unfunded floating rate loan interests.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the

32	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Notes to Financial Statements (continued)

terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for the variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016	33

Notes to Financial Statements (continued)

credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Master Netting Arrangements: In order to better define the Fund’s contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund’s counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, the Fund may pay interest pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory Fees

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the

34	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Notes to Financial Statements (continued)

Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. For the six months ended February 29, 2016, the amount waived was $73,474.

Service and Distribution Fees

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Investor C1
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.50%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended February 29, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Investor C1	Total
$706,721	$633,459	$195,799	$1,535,979

Other Fees

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended February 29, 2016, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

Institutional	Investor A
$33,272	$ 30

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended February 29, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Total
$3,737	$3,710	$1,366	$174	$8,987

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Notes to Financial Statements (continued)

For the six months ended February 29, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Total
$397,413	$333,111	$49,916	$17,398	$797,838

The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fees, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended February 29, 2016, the following table shows the class specific administration fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Total
$184,940	$56,538	$12,669	$5,221	$259,368

For the six months ended February 29, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $15,438.

For the six months ended February 29, 2016, affiliates received CDSCs as follows:

Investor A	$63,949
Investor C	$14,935

Expense Limitations, Waivers and Recoupments

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Investor C1
0.70%	1.05%	1.80%	1.80%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to January 1, 2017 unless approved by the Board, including a majority of the Independent Trustees or by a majority of the outstanding voting securities of the Fund.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

36	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Notes to Financial Statements (continued)

•	The Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator.

In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended February 29, 2016, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Fund:

Institutional	Investor A	Investor C	Total
$28,122	$45,291	$178	$73,591

As of February 29, 2016, there are no prior period waivers or reimbursements eligible for future recoupment.

Officers and Trustees Fees

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

7. Purchases and Sales:

For the six months ended February 29, 2016, purchases and sales of investments, excluding short-term securities, were $862,127,526 and $813,712,083, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended August 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of February 29, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of August 31, 2015, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,
No expiration date[1]	$27,503,297
2016	23,949,741
2017	36,103,579
2018	5,675,863

Total	$93,232,480

[1]	Must be utilized prior to losses subject to expiration.

As of February 29, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,842,738,113

Gross unrealized appreciation	$3,927,353
Gross unrealized depreciation	(126,165,336)

Net unrealized depreciation	$(122,237,983)

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016	37

Notes to Financial Statements (continued)

9. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Of the aggregate $2.1 billion commitment amount, $500 million is specifically designated to the Fund and BlackRock Secured Credit Portfolio in the aggregate. The remaining $1.6 billion commitment is available to all Participating Funds, but the Fund and BlackRock Secured Credit Portfolio can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended February 29, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds

38	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Notes to Financial Statements (concluded)

and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended February 29, 2016		Year Ended August 31, 2015
	Shares	Amount	Shares	Amount

Institutional
Shares sold	83,372,922	$830,389,351	148,425,212	$1,526,505,338
Shares issued in reinvestment of distributions	2,617,512	26,012,313	5,177,290	53,323,670
Shares redeemed	(72,409,675)	(721,724,791)	(124,530,461)	(1,282,627,357)

Net increase	13,580,759	$134,676,873	29,072,041	$297,201,651

Investor A
Shares sold	9,738,146	$96,960,565	27,513,199	$282,499,409
Shares issued in reinvestment of distributions	909,235	9,040,497	1,878,279	19,342,968
Shares redeemed	(15,641,595)	(155,417,454)	(28,242,122)	(291,001,430)

Net increase (decrease)	(4,994,214)	$(49,416,392)	1,149,356	$10,840,947

Investor C
Shares sold	2,163,855	$21,558,915	2,319,791	$23,887,472
Shares issued in reinvestment of distributions	164,460	1,633,849	375,729	3,869,262
Shares redeemed	(2,431,572)	(24,160,428)	(4,469,661)	(46,028,328)

Net decrease	(103,257)	$(967,664)	(1,774,141)	$(18,271,594)

Investor C1
Shares sold	41	$426	5,458	$56,177
Shares issued in reinvestment of distributions	55,878	555,498	145,116	1,494,619
Shares redeemed	(543,361)	(5,430,455)	(1,851,535)	(19,070,783)

Net decrease	(487,442)	$(4,874,531)	(1,700,961)	$(17,519,987)

Total Net Increase	7,995,846	$79,418,286	26,746,295	$272,251,017

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 21, 2016, the credit agreement was extended until April 2017. The updated agreement includes the following terms: A fee of 0.12% per annum on the unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The commitment amounts remain unchanged. Administration, legal and arrangement fees in connection with the amended credit agreement, and along with commitment fees, are allocated among the Participating Funds based upon portions of the aggregate commitment available to them and relative net assets of the Participating Funds.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016	39

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

Fred G. Weiss, Vice Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Valerie G. Brown, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022

40	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http:// www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016	41

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

42	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 29, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FRI-2/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date:	May 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date:	May 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date:	May 2, 2016

3